GOLDMAN SACHS TRUST

Goldman Sachs International Equity Insights Funds

Class A, Class B, Class C, Institutional, Service, Class IR and

Class R Shares (as applicable) of the

Goldman Sachs International Equity Insights Fund

Goldman Sachs International Small Cap Insights Fund

(the “Funds”)

Supplement dated August 12, 2013 to the

Prospectus and Summary Prospectuses dated February 28, 2013

(the “Prospectus” and “Summary Prospectuses,” respectively)

Nellie Bronner is transitioning to a new role within Goldman Sachs. As such, effective August 19, 2013, she will no longer serve as a portfolio manager for the Funds. Additionally, effective August 19, 2013, Osman Ali and Takashi Suwabe will serve as portfolio managers for each Fund.

Accordingly, effective August 19, 2013, each Fund’s disclosure is modified as follows:

The following replaces in its entirety the “Portfolio Managers” subsection in the “Goldman Sachs International Equity Insights Fund—Summary—Portfolio Management” section of the Prospectus and the “Portfolio Managers” subsection in the International Equity Insights Fund’s Summary Prospectus:

Portfolio Managers: Ron Hua, CFA, Managing Director, Chief Investment Officer of Quantitative Investment Strategies—Equity Alpha Strategies, has managed the Fund since 2011; William Fallon, Ph.D., Managing Director, Chief Investment Officer of Quantitative Investment Strategies—Macro Strategies, has managed the Fund since 2010; Len Ioffe, CFA, Managing Director and Senior Portfolio Manager, has managed the Fund since 1997; Denis Suvorov, CFA, Vice President, has managed the Fund since 2012; James Park, Managing Director, has managed the Fund since 2012; Osman Ali, CFA, Managing Director, has managed the Fund since 2013; and Takashi Suwabe, Managing Director, has managed the Fund since 2013.

The following replaces in its entirety the “Portfolio Managers” subsection in the “Goldman Sachs International Small Cap Insights Fund—Summary—Portfolio Management” section of the Prospectus and the “Portfolio Managers” subsection in the International Small Cap Insights Fund’s Summary Prospectus:

Portfolio Managers: Ron Hua, CFA, Managing Director, Chief Investment Officer of Quantitative Investment Strategies—Equity Alpha Strategies, has managed the Fund since 2011; Len Ioffe, CFA, Managing Director and Senior Portfolio Manager, has managed the Fund since 2007; Denis Suvorov, CFA, Vice President, has managed the Fund since 2012; Osman Ali, CFA, Managing Director, has managed the Fund since 2013; and Takashi Suwabe, Managing Director, has managed the Fund since 2013.

The following replaces the row relating to Ms. Bronner in the table in the “Service Providers—Fund Managers” section of the Prospectus:

Name and Title	Fund Responsibility	Years Primarily Responsible Since	Five Year Employment History
Osman Ali, CFA Managing Director	International Equity Insights International Small Cap Insights	2013 2013	Mr. Ali joined the Investment Adviser in 2003 and has been a member of the research and portfolio management team within the QIS team since 2005.
Takashi Suwabe Managing Director	International Equity Insights International Small Cap Insights	2013 2013	Mr. Suwabe is co-head of active equity research in the QIS team. He joined the Investment Adviser in 2004 and has been a member of the QIS team since 2009. Previously, Mr. Suwabe worked at Nomura Securities and Nomura Research Institute.

This Supplement should be retained with your Prospectus and

Summary Prospectuses for future reference.

INTEQPMSTK 08-13